Exhibit 99.1

AECOM June 2015

Safe Harbor Except for historical information contained herein, this presentation contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements related to synergy costs or benefits; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and other similar words. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed in this presentation. Important factors that could causeour actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in forward-looking statements include, among others, the following: •demand for our services is cyclical; •uncertainties related to appropriations for funding of, or issuing notices to proceed under, government contracts; •our relationships with governmental agencies that may modify, curtail or terminate our contracts; •delays in the completion of the budget process of the U.S. government could delay procurement of our services; •potential adjustments to government contracts which are subject to audits to determine reimbursable contract costs; •adverse results from losses under fixed-price contracts; •limited control over operations run through our joint venture entities; •misconduct by our employees or consultants or our failure to comply with laws or regulations applicable to our business; •current deficits in our defined benefit plans could grow in the future and create additional costs; •exposure to legal, political and economic risks in different countries as well as currency exchange rate fluctuations; •risks related to security in international locations; •failure to successfully execute our merger and acquisition strategy; •the need to retain the continued services of our key technical and management personnel and to identify and hire additional qualified personnel; •uncertainties about security clearances for our employees; •the competitive nature of our business; •our liability and insurance policies may not provide adequate coverage; •our leveraged position and ability to service our debt; •unexpected adjustments and cancellations related to our backlog; •dependence on other contractors or subcontractors who could fail to satisfy their obligations; •systems and information technology interruption; and •changing client preferences/demands, fiscal position and payment patterns. Additional factors that could cause actual results to differ materially from our forward-looking statements are set forth in ourQuarterly Report on Form 10-Q for the period ended March 31, 2015, and our other filings with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update anyforward-looking statement. Non-GAAP Measures Certain measures contained in these slides and related presentation are not measures calculated in accordance with generally accepted accounting principles (GAAP). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is found in the attached appendix and is also from our press release on the Investors section of our Web site at: http://investors.aecom.com.

Crossrail, London, UK Vision: Become the world’s leading fully integrated infrastructure firm. • Leading provider of infrastructure services with skillsets enhanced through the URS combination. • Services span the life-cycle of a project from conceptionand financingthrough design, construction, and management services. • Global footprint to deliver services to our 25,000 clients and support multinational clients anywhere in the world. • Lower risk contract mix and widely diversified end-market exposure lowers earnings volatility and produces consistent cash flow. • Proven track record of disciplined capital allocation priorities.

Q2 FY15 Operational Achievements Provost Square, Jersey City, New Jersey, U.S.A. 1 Free cash flow is defined as cash flow from operations less capital expenditures net of proceeds from disposals. 2 Subsequent to the URS acquisition. 3Constant currency.

Integration Update We are executing against our plan to deliver synergies, leverage growth opportunities, and reduce our debt.

Cash Generation and Capital Allocation Highlights 1 Free cash flow is defined as cash flow from operations less capital expenditures net of proceeds from disposals.

June 2015 Positioned for Domestic Infrastructure Growth AECOM holds the leading position in several market categories. Page 7 • An estimated $3.6 trillion1 is needed to maintain domestic infrastructure. • Congress working towards a funding solution to support a multi-year highway authorization. • Power & chemical opportunities increasing due to lower natural gas prices. • Private spending improving; still below prior peak levels. • AECOM holds a top ranking2 in key markets: - #1 Transportation - #1 General Building - #1 Hazardous Waste - #2 Power - #2 Water - #2 Sewer and Waste - #3 Manufacturing - #5 Industrial Process/Petroleum 1 Per American Society of Civil Engineers. 2 Per Engineering News-Record. One World Trade Center New York, New York, U.S.A.

Design and Consulting Services (45% of Revenue)

#1 ranked design firm and #1 designer in international markets[1].



DCS
34% of
Backlog
DBFO

- Strengthened competitive position in the Americas.
  - Concentrated in regions with strong funding (e.g., New York, Los Angeles, and Miami).
  - Enhanced capabilities in late-cycle markets that benefit from improving economic trends.
- Public sector market outlook.
  - Increasing opportunities in core civil infrastructure market.
  - Longer-term P3 market opportunity is promising.
- Improving pipeline of opportunities.
  - Increased private sector spend in industrial, freight, and power.
  - Growth markets, including EMEA and APAC, continue to develop new infrastructure.
  - Recently proposed infrastructure stimulus in China underscores ongoing urbanization trend.



Second Penang Bridge, Malaysia

[1] Per *Engineering News-Record.*

June 2015 Page 8 AECOM

Construction Services (36% of Revenue) CONSTRUCTION SERVICES Energy, Infrastructure and Industrial Construction Legacy URS E&C and O&G Building Construction Legacy AECOM CS CS40% of Backlog DBFO CS 44% of Backlog

June 2015 Management Services (19% of Revenue) Page 10 Management Services (MS) extends AECOM’s integrated model beyond design and construction through life-cycle management and support for government and commercial clients. • Expanded federal capabilities. • Minimal overlap with legacy URS federal services. • AECOM’s diversification strategy accelerated with leading DOE, DOD, and intelligence capabilities. • Long-term growth driven by leveraging MS site management strength into commercial operations and maintenance opportunities across AECOM’s global platform. • Leading nuclear remediation capabilities provide a strong resume for global nuclear decommissioning and decontamination work. • Recent wins and $5+ billion of bids under evaluation by our clients provide a strong backdrop for the combined enterprise. Kennedy Space Center, Cape Canaveral, Florida, U.S.A. MS 25% of Backlog DBFO MS 22% of Backlog

Q2 FY15 Business Highlights & Outlook Construction Services • Building construction outlook remains strong. • $20-billion annual stadia market driving backlog growth. • Repositioning for markets that benefit from lower feedstock costs. • Growing international pipeline. Design & Consulting Services • Returned to positive organic growth. • State & local tax revenues above pre-recession levels. • Lower commodity prices creating new opportunities in power and industrial markets. • Top-line growth continued in EMEA and APAC. Management Services • Leveraging cyber, intelligence, and O&M capabilities for global growth. • Positioned for nuclear decommissioning market. • $5 billion in bids under evaluation and $30-billion pipeline.

• Adjusted EPS1of $3.15 to $3.55. •On track with our operating outlook. •Guidance includes $0.30 net impact of acquisition-related accounting items. •Other metrics •Effective adjusted tax rate2of approximately 30%. •FY15 share count of approximately 151 million. •50 weeks of URS contribution. •Approximately $210 million in depreciation expense. •Approximately $410 million of amortization of intangible assets3. •Capital expenditures4of approximately $160 million. •Approximately $220 million in interest expense. •Approximately $400 million of acquisition and integration-related expenses. •Approximately $110 million of gross synergies expected to be realized in FY15. 1Adjusted EPS excludes acquisition and integration-related expenses, financing charges in interest expense, and the amortization of intangible assets. 2Inclusive of non-controlling interest deduction and adjusted for acquisition and integration expenses, financing charges in interest expense, the amortization of intangible assets, and unusual discrete items. 3Amortization of intangible assets expense includes the impact of amortization included in equity in earnings of joint ventures and non- controlling interests. 4Capital expenditures, net of proceeds from disposals.

Executing Our Strategy –Diversified Platform End Markets 14% Funding Sources 13% 14% 24% 49% Private Non-U.S. Government U.S. State/Local U.S. Federal 9% 68% 19% 18% 11% 33% Power Environmental Transportation Facilities/ Industrial Federal/ Support Services Geographies Contract Type 22% 52% 24% GuaranteedMaximum Price Fixed Price Cost Plus Hard Bid 2% 14% U.S. Asia-Pacific EMEA Oil & Gas 5% Canada 9%

Appendix: Reconciliation for Amortization, Acquisition & Integration Expenses

Appendix: Reconciliation for Amortization, Acquisition & Integration Expenses

Thank you! 100KEmployees 150+ Countries $19Billion Serving clients in over 150 countries around the world Nearly 100,000 dedicated professionalsglobally $19billion in pro-forma revenue for LTM endedMarch31, 2015 Note: Figures include pro-forma estimates for URS andHunt Construction Group.